Northwestern Mutual Series Fund, Inc.

Supplement Dated October 17, 2007 to the

Prospectus Dated April 30, 2007

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. dated April 30, 2007 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Fund Manager Changes – American Century Inflation Protection Portfolio

The following shall replace the Portfolio Manager information relating to the American Century Inflation Protection Portfolio, located on page 75 of the Prospectus:

American Century Inflation Protection Portfolio

American Century uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets and municipal bonds, in its management of fixed-income funds (such as the Portfolio). Representatives of these teams serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions. The Portfolio’s lead portfolio managers are responsible for security selection and portfolio constructions for the Portfolio within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment teams provide research and analytical support but generally do not make day-to-day investment decisions for the Portfolio.

The individuals listed below are primarily responsible for the day-to-day management of the Portfolio.

Brian Howell (Lead Portfolio Manager and Macro Strategy Team Representative), Vice President and Senior Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in 1987 and became a portfolio manager in January 1996. He has a bachelor’s degree in mathematics/statistics and an MBA from the University of California - Berkeley.

Jim Platz (Lead Portfolio Manager), Vice President and Senior Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in October 2003 as a portfolio manager. Prior to joining American Century, he was a vice president, senior portfolio manager for Standish Mellon Asset Management, formerly Certus Asset Advisors, since August 1995. Mr. Platz received a bachelor’s degree in history and political economics of industrial societies from the University of California - Berkeley and an MBA from the University of Southern California. He is a CFA charterholder.

Seth B. Plunkett (Lead Portfolio Manager), Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in 1999, became a portfolio trading associate in September 2000 and a fixed-income trader in February 2003. He became a portfolio manager in February 2007. He has a bachelor of science degree in biology from George Mason University.

Robert V. Gahagan (Lead Portfolio Manager and Macro Strategy Team Representative), Senior Vice President and Senior Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in February 1983 and became a portfolio manager in January 1991. He has a B.A. in economics and an MBA from the University of Missouri - Kansas City.

Northwestern Mutual Series Fund, Inc.

Supplement Dated October 17, 2007 to the

Statement of Additional Information

Dated April 30, 2007

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated April 30, 2007. You should read this Supplement together with the SAI. Please retain this Supplement for future reference.

Fund Manager Changes – American Century Inflation Protection Portfolio

The information relating to the American Century Inflation Protection Portfolio contained in the SAI at APPENDIX D – Portfolio Managers, is hereby deleted and replaced by the following updated information. Information for Mr. Gahagan is as of December 31, 2006. Information for Mr. Plunkett is as of March 31, 2007, as he was not acting in the capacity of portfolio manager as of December 31, 2006. Information for Messrs. Howell and Platz is as of September 21, 2007.

Other Accounts Managed by Portfolio Managers

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]
Robert V. Gahagan	American Century Inflation Protection Portfolio	18 other registered investment companies with $7.4 billion in total assets	2 other pooled investment vehicles with $1.8 billion in total assets	1 other account with $28.5 million in assets
Seth B. Plunkett	American Century Inflation Protection Portfolio	7 other registered investment companies with $2.66 billion in total assets	N/A	N/A
Brian Howell	American Century Inflation Protection Portfolio	11 other registered investment companies with $4.85 billion in total assets	1 other pooled investment vehicle with $52.0 million in assets	N/A
Jim Platz	American Century Inflation Protection Portfolio	11 other registered investment companies with $4.85 billion in total assets	1 other pooled investment vehicle with $52.0 million in assets	N/A

[1]	None of the other accounts managed has an advisory fee based on the performance of the account.

Portfolio Manager Securities Ownership

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[2]

American Century Inflation Protection Portfolio	Robert V. Gahagan	A

American Century Inflation Protection Portfolio	Seth B. Plunkett	A

American Century Inflation Protection Portfolio	Brian Howell	A

American Century Inflation Protection Portfolio	Jim Platz	A

[2]	Key to Dollar Ranges:

A.	None

B.	$1 - $10,000

C.	$10,001 - $50,000

D.	$50,001 - $100,000

E.	$100,001 - $500,000

F.	$500,001 - $1,000,000

G.	Over $1,000,000